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Scudder High-Yield Opportunity Fund

Classes A, B and C

Semiannual Report

July 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder High-Yield Opportunity Fund	Nasdaq Symbol	CUSIP Number
Class A	SYOAX	811192-848
Class B	SYOBX	811192-830
Class C	SYOCX	811192-822

Scudder Investments is part of Deutsche Asset Management, which as of June 30, 2002 was one of the world's largest asset managers with approximately $800 billion assets under management. Scudder's products and services include mutual funds, closed-end funds, variable and fixed annuity portfolios, retirement services, cash management and alternative investments.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary July 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder High-Yield Opportunity Fund	6-Month	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	-7.07%	-8.10%	-3.29%	.04%	3.03%
Class B(a)	-7.45%	-8.84%	-4.03%	-.74%	2.21%
Class C(a)	-7.44%	-8.82%	-4.01%	-.72%	2.24%
Merrill Lynch High-Yield Master Index++	-8.62%	-8.36%	-2.19%	.58%	3.11%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 7/31/02	$ 7.97	$ 7.96	$ 7.97
1/31/02	$ 8.99	$ 8.99	$ 8.99
Distribution Information: Six months:
Income Dividends	$ .42	$ .39	$ .39
July Income Dividend	$ .0702	$ .0645	$ .0647
SEC 30-Day Yield+	9.53%	9.13%	9.29%
Current Annualized Distribution Rate+	10.57%	9.72%	9.74%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended July 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder High-Yield Opportunity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
Class A Lipper Rankings* - High Current Yield Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	219	of	375	59

Rankings are historical and do not guarantee future results. Rankings based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
-- Scudder High-Yield Opportunity Fund - Class A -- Merrill Lynch High-Yield Master Index++

Yearly periods ended July 31

Comparative Results* (Adjusted for Sales Charge)
Scudder High-Yield Opportunity Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$8,777	$8,637	$9,569	$11,453
	Average annual total return	-12.23%	-4.77%	-.88%	2.25%
Class B(c)	Growth of $10,000	$8,866	$8,706	$9,577	$11,426
	Average annual total return	-11.34%	-4.51%	-.86%	2.21%
Class C(c)	Growth of $10,000	$9,118	$8,844	$9,648	$11,443
	Average annual total return	-8.82%	-4.01%	-.72%	2.24%
Merrill Lynch High-Yield Master Index++	Growth of $10,000	$9,164	$9,358	$10,291	$12,045
	Average annual total return	-8.36%	-2.19%	.58%	3.11%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year, 5-year and Life of Class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
** The Fund commenced operations on June 28, 1996. Index comparisons begin June 30, 1996.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder High-Yield Opportunity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.5%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares performance have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
++ The Merrill Lynch High-Yield Master Index is an unmanaged index broadly reflective of below-investment-grade corporate bonds. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Recent data suggest that the economic recovery seen earlier in the year has lost some of its momentum.

For a strong, self-sustaining expansion to take hold, we would need to see two things: Companies have to start increasing their investment in capital goods (such as equipment), and the labor market has to improve. Earlier this year, business investment spending was starting to revive and the labor market was improving modestly. But the latest indicators are less encouraging.

A sharp decline in capital goods orders and anemic hiring suggest a lack of corporate confidence in the economy. With all the concerns about corporate governance, firms may be hunkering down instead of taking the risks of investing and hiring.

With the recovery showing signs of losing steam, there is no near-term prospect of the Federal Reserve Board taking back some of last year's interest rate cuts. In fact, the possibility now exists of a further Fed easing. But that would require clearer signs that the recovery is faltering. We think it likely that the Fed will keep interest rates steady for the next few quarters (until convincing signs of a recovery emerge) - unless the economy really stumbles. In this case, the Fed will likely cut aggressively, regardless of how low the federal funds rate already is.

The good news: Consumer spending and housing - supported by low interest rates and stimulative monetary and fiscal policies - remain resilient, and this, we think, should be enough to keep a modest recovery going until factors slowing the economy (such as equity market correction and corporate accounting scandals) dissipate.

If moderate recovery persists, as we expect, the fixed-income markets will likely give up some of their recent gains. But a backdrop of modest growth, low inflation, and steady Fed policy suggest any backup in rates is apt to be limited in the near-term.

How will the equity markets fare? They have been returning to reality after a long period of excessive valuations. The markets have since been purging this excess, bringing equity prices back to reality. The adjustment may be nearing completion, but returns are unlikely to come close on a sustained basis to the heady (and unjustifiable) gains of the late 1990s.

Economic Guideposts Data as of 7/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Internationally, the war on terrorism and accounting concerns are weighing on the market - but the economic recovery (which, although slow, seems imminent) supports the stock market and poses a risk to bonds. Further weakness in the U.S. dollar is likely, due to extremely low U.S. interest rates and reduced investor appetite for U.S. assets.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of August 8, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Andrew Cestone, who became lead portfolio manager of Scudder High-Yield Opportunity Fund on April 8, discusses the fund's performance and the recent market environment for high-yield bonds. (Harry Resis was the lead portfolio manager prior to April 8 and continued as a portfolio manager on the fund until May 2002.)

Q: How did the high-yield bond market perform during the six months ended July 31, 2002?

A: The high-yield bond market, like much of the overall market, experienced a good deal of volatility in the period. Early in the period, the high-yield market showed signs of improvement. High-yield bonds posted strong returns relative to US Treasury bonds, investment-grade corporate bonds and US stocks. In addition, the high-yield default rate declined in March for the first time in more than a year, according to Moody's Investors Service.

However, by the second quarter of 2002, the high-yield market began to struggle again. June was a particularly tough month. After news of accounting irregularities at Enron and Global Crossing earlier in the period, news of the same from telecommunications giant WorldCom in June served to further fan fears that such behavior was widespread throughout corporate America. In this setting, investor interest in high-yield bonds declined significantly, high-yield prices dropped sharply, and investors sought out higher-quality fare. Investment-grade bonds substantially outperformed high-yield bonds and left stocks even further behind.

Q: Will you please expand on WorldCom's effect on the high-yield market and this portfolio during the period?

A: WorldCom has been the dominant concern in both the stock and bond markets this summer. The company's announcement in June of $3.8 billion in accounting irregularities hurt both the investment-grade and high-yield markets. Prior to this announcement, WorldCom's bonds had been downgraded to high yield from investment grade, making the company the largest issuer in the high-yield market, with $24.8 billion in downgraded debt. That made the credit too large a portion of the high-yield universe - and high-yield indices - for fund management to completely ignore. Management took a small position in short-maturity issues of WorldCom. (WorldCom was .04 percent of the portfolio as of July 31, 2002.) Management believed that a shorter-maturity issue was a more defensive posture and would allow the team to watch the credit over the next several quarters. Because the fund's management team believed that WorldCom's fundamentals were generally negative, they expect to watch this allocation closely.

Treasury Yield Curve: Recent History

Past performance is no guarantee of future results.

Source: Deutsche Asset Management

Q: How did Scudder High-Yield Opportunity Fund perform for the six months ended July 31, 2002?

A: The fund performed slightly better than its average peer in the Lipper High Current Yield Funds category, which includes funds that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues.

The fund fell 7.05 percent (Class S shares) during the period, while the average fund in the Lipper High Current Yield Funds category lost 7.40 percent. The Merrill Lynch High Yield Master Index, the fund's benchmark, returned -8.62 percent during the period.The fund fell 7.07 percent (Class A, shares unadjusted for sales charge) during the period, while the average fund in the Lipper High Current Yield Funds category lost 7.40 percent. The Merrill Lynch High Yield Master Index, the fund's benchmark, returned -8.62 percent during the period.

The fund's underweight position in underperforming areas of the high-yield market, such as international cable and telecommunications, airlines and information technology, was a plus. The fund's relative performance was hurt by stakes in underperforming sectors such as domestic cable and telecommunications, media and utilities, however.

Q: What is the fund's investment strategy under your management?

A: The fund's objective remains unchanged, seeking total return through high current income and capital appreciation. Management is dedicated to a strategy that aims to achieve strong total returns by identifying pricing inefficiencies of individual securities in the high-yield market. Portfolios are made up of securities that the team finds to be undervalued or issued by companies that are identified as having improving fundamentals. The team does not make bets on individual sectors of the high-yield market.

Q: How has the portfolio's positioning shifted during the period?

A: The team worked during the quarter to trim exposure to riskier, underperforming issues in sectors such as domestic cable and wireless telecommunications. However, management remained committed to the utility sector, where the team sees continued economic growth and reductions in capital expenditures possibly improving cash flow generation for the sector in 2003.

In this environment, diversification of holdings has never been more critical. Management worked during the period to make the fund's portfolio more diversified by spreading the fund's assets across a variety of sectors, as well as taking smaller positions in individual credits. As a result of this quest for diversification, the number of individual issues in the portfolio has increased to 325 issues as of July 31, 2002, from about 250 issues as of March 31, 2002, shortly prior to new management's assuming its duties.

Although management continues to look for attractive lower-rated securities, we believe good risk-return opportunities lie in BB-rated and crossover securities. (Crossover securities are rated BB by one rating agency and rated BBB by another agency.) While the team focuses on individual security selection, a few sectors of the high-yield market have had more appealing securities than others during the period. For instance, the fund's exposure to bonds issued by companies in the food and drug, energy and tobacco sectors increased in the period, while the fund's weighting in manufacturing and packaging sectors has decreased.

Q: What is your overall market outlook over the next six months, and how have you positioned the portfolio for that market?

A: In the short term, these corporate accounting scandals may cause the high-yield bond default rate to rise back to January 2002 levels, but longer term, we believe that rate should begin to decline. Such a decline will be a positive for the high-yield market, as the risk premium that investors demand for high-yield securities will begin to decrease, and yield spreads should compress. Current high-yield spreads are near the high by historical standards. Over the next 12 months, we believe the high-yield market should improve relative to US Treasuries, as long as the US economy doesn't dip into another recession. With a slow recovery under way along with uncertainty in many parts of the world, the increased potential for terrorist attacks and new accounting scandals, the market may continue to be volatile. Against that backdrop, the team remains focused on the longer-term valuation of the companies in which it invests.In the short term, these corporate accounting scandals may cause the high-yield bond default rate to rise back to January 2002 levels, but longer term, we believe that rate should begin to decline. Such a decline will be a positive for the high-yield market, as the risk premium that investors demand for high-yield securities will begin to decrease, and yield spreads should compress. Current high-yield spreads are near the high by historical standards. Over the next 12 months, we believe the high-yield market should improve relative to US Treasuries, as long as the US economy doesn't dip into another recession.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2002

Asset Allocation	7/31/02	1/31/02

Corporate Bonds	80%	77%
Foreign Bonds - U.S.$ Denominated	13%	5%
Cash Equivalents	3%	1%
U.S. Treasury Obligations	2%	13%
Common Stocks	1%	2%
Asset Backed	1%	1%
Preferred Stocks	-	1%
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	7/31/02	1/31/02

Consumer Discretionary	34%	34%
Industrials	25%	17%
Telecommunication Services	10%	18%
Materials	8%	13%
Energy	7%	6%
Consumer Staples	6%	3%
Healthcare	4%	3%
Financials	3%	3%
Utilities	2%	3%
Information Technology	1%	-
	100%	100%

Asset allocation and diversification are subject to change.

Quality	7/31/02	1/31/02

U.S. Treasury Obligations	2%	13%
Cash Equivalents	3%	1%
BBB	15%	4%
BB	25%	18%
B	48%	51%
CCC	5%	7%
CC	1%	1%
D	-	2%
Not Rated	1%	3%
	100%	100%

Effective Maturity (Excludes Cash Equivalents)	7/31/02	1/31/02

Less than 1 year	2%	6%
1 < 5 years	21%	32%
5 < 7 years	45%	50%
7 years or greater	32%	12%
	100%	100%

Weighted average effective maturity: 6.37 years and 5.55 years, respectively.

Quality and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of July 31, 2002 (Unaudited)

	Principal Amount ($)	Value ($)
Corporate Bonds 79.4%
Consumer Discretionary 27.3%
Adelphia Communications Corp.:
7.875%, 5/1/2009*	130,000	39,650
8.125%, 7/15/2003*	210,000	64,043
10.5%, 7/15/2004*	1,000,000	305,000
American Achieve Corp., 11.625%, 1/1/2007	335,000	338,350
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	1,330,000	932,663
Ameristar Casino, Inc., 10.75%, 2/15/2009	725,000	778,469
AOL Time Warner, Inc., 5.625%, 5/1/2005	90,000	78,575
Avalon Cable Holdings, Step-up Coupon, 0% to 12/1/2003, 11.875% to 12/1/2008	200,000	130,000
Avondale Mills, Inc., 10.25%, 5/1/2006	364,000	336,700
Boca Resorts, Inc., 9.875%, 4/15/2009	2,080,000	2,121,600
Buffets, Inc., 11.25%, 7/15/2010	220,000	222,200
Charter Communications, Inc.:
Step-up Coupon, 0% to 1/15/2005, 11.75% to 1/15/2010	2,110,000	801,800
Step-up Coupon, 0% to 1/15/2006, 13.5% to 1/15/2011	395,000	128,375
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	200,000	65,000
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	620,000	632,400
Cinemark USA, Inc., Series D, 9.625%, 8/1/2008	390,000	390,000
Clear Channel Communication, Inc., 8.0%, 11/1/2008	330,000	323,400
CSC Holdings, Inc.:
Series B, 7.625%, 4/1/2011	175,000	138,638
7.875%, 12/15/2007	1,180,000	969,548
EchoStar Communications Corp., 9.375%, 2/1/2009	1,760,000	1,645,600
Eldorado Resorts LLC, 10.5%, 8/15/2006	425,000	414,375
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	2,150,000	2,074,750
Gap, Inc., 5.625%, 5/1/2003	75,000	73,502
Guitar Center Management, 11.0%, 7/1/2006	1,700,000	1,719,125
Hasbro, Inc., 8.5%, 3/15/2006	395,000	400,925
Herbst Gaming, Inc., 10.75%, 9/1/2008	565,000	579,125
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	450,000	457,875
Insight Communications, Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	500,000	175,000
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	840,000	743,400
International Game Technology, 8.375%, 5/15/2009	1,540,000	1,613,150
Key3Media Group, Inc., 11.25%, 6/15/2011	200,000	52,000
Mandalay Resort Group, 10.125%, 3/1/2012	1,020,000	989,400
MGM Mirage, Inc.:
8.5%, 9/15/2010	1,375,000	1,393,217
9.75%, 6/1/2007	315,000	333,900
Mohegan Tribal Gaming Authority:
8.0%, 4/1/2012	700,000	693,000
8.375%, 7/1/2011	350,000	352,625
Mothers Work, Inc., 11.25%, 8/1/2010	135,000	133,271
National Vision, Inc., 12.0%, 3/30/2009	1,216,591	924,609
Nextmedia Operating, Inc., 10.75%, 7/1/2011	330,000	321,750
NTL, Inc., Series B, 11.5%, 2/1/2006*	995,000	159,200
Park Place Entertainment, Inc., 9.375%, 2/15/2007	1,650,000	1,709,813
Perkins Family Restaurants LP, Series B, 10.125%, 12/15/2007	420,000	415,800
PRIMEDIA, Inc., 8.875%, 5/15/2011	520,000	374,400
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	1,190,000	1,002,575
Rent-A-Center, Inc., 11.0%, 8/15/2008	330,000	353,100
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	212,155	180,332
Russell Corp., 9.25%, 5/1/2010	320,000	328,000
Scientific Games Corp., 12.5%, 8/15/2010	213,000	238,560
Sealy Mattress Co.:
9.875%, 12/15/2007	550,000	467,500
Series B, Step-up Coupon, 0% to 12/15/2002, 10.875% to 12/15/2007	705,000	592,200
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	860,000	860,000
Six Flags, Inc., 9.5%, 2/1/2009	545,000	542,275
Sonic Automotive, Inc., 11.0%, 8/1/2008	505,000	537,825
Station Casinos, Inc., 9.875%, 7/1/2010	830,000	875,650
Transwestern Publishing:
Series F, 9.625%, 11/15/2007	340,000	344,250
Series B, Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	550,000	545,875
Venetian Casino Resort LLC, 11.0%, 6/15/2010	540,000	538,650
YUM! Brands, Inc., 7.7%, 7/1/2012	240,000	240,000
		34,193,015
Consumer Staples 5.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	420,000	436,800
DIMON, Inc., Series B, 9.625%, 10/15/2011	500,000	517,500
Doane Pet Care Co., 9.75%, 5/15/2007	315,000	267,750
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	245,000	249,288
Fleming Companies, Inc., 10.125%, 4/1/2008	620,000	620,000
IMC Global, Inc., 10.875%, 6/1/2008	220,000	233,475
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	1,690,000	1,749,150
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	170,000	186,150
PSF Group Holdings, Inc., 9.25%, 6/15/2011	560,000	506,800
Salton, Inc.:
10.75%, 12/15/2005	130,000	125,450
12.25%, 4/15/2008	450,000	443,250
Smithfield Foods, Inc., 8.0%, 10/15/2009	105,000	105,525
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	520,000	527,800
U.S. Can Corp., Series B, 12.375%, 10/1/2010	600,000	492,000
		6,460,938
Energy 5.3%
Avista Corp., 9.75%, 6/1/2008	855,000	891,939
Chesapeake Energy Corp., 8.125%, 4/1/2011	1,420,000	1,386,275
Consumers Energy Co.:
6.0%, 3/15/2005	165,000	149,156
6.25%, 9/15/2006	175,000	156,223
6.375%, 2/1/2008	65,000	56,887
Edison Mission Energy, 7.73%, 6/15/2009	675,000	364,500
Key Energy Services, Inc., 14.0%, 1/15/2009	68,000	78,540
Panhandle Eastern Pipe Line, 7.2%, 8/15/2024	65,000	44,836
Parker Drilling Co., Series AI, 10.125%, 11/15/2009	710,000	724,200
Pen Holdings, Inc., Series B, 9.875%, 6/15/2008*	540,000	167,400
Petro Stopping Centers, 10.5%, 2/1/2007	1,120,000	1,069,600
Pioneer Natural Resources Co.:
6.5%, 1/15/2008	50,000	48,769
7.5%, 4/15/2012	90,000	93,997
Southwest Gas Corp., 7.625%, 5/15/2012	170,000	176,737
Stone Energy Corp., 8.25%, 12/15/2011	275,000	275,688
Tesoro Petroleum Corp., Series B, 9.625%, 11/1/2008	140,000	106,400
Trico Marine Services, Inc., 8.5%, 8/1/2005	390,000	354,900
Westport Resources Corp., 8.25%, 11/1/2011	270,000	275,400
Xcel Energy, Inc., 7.0%, 12/1/2010	270,000	170,100
		6,591,547
Financials 2.2%
Corrections Corp. of America, 9.875%, 5/1/2009	485,000	489,850
Eaton Vance Corp. "C", 13.68%, 7/15/2012	1,369,774	13,698
FRD Acquisition, Series B, 12.5%, 7/15/2004*	120,000	13,200
HMH Properties, Inc., Series B, 7.875%, 8/1/2008	1,015,000	956,638
LaBranche & Co., Inc., 12.0%, 3/2/2007	260,000	283,400
Meristar Hospitality Corp., 9.0%, 1/15/2008	495,000	464,063
PCA LLC/PCA Finance Corp., 11.875%, 8/1/2009	400,000	400,000
Xerox Credit Corp., 7.0%, 6/9/2003	165,000	145,200
		2,766,049
Health Care 3.2%
Advanced Medical Optics, Inc., 9.25%, 7/15/2010	205,000	199,875
Dade International, Inc., Series B, 11.125%, 5/1/2006*	480,000	374,400
Extendicare, Inc., 9.5%, 7/1/2010	65,000	64,106
Healthsouth Corp.:
7.0%, 6/15/2008	625,000	562,500
7.625%, 6/1/2012	415,000	369,048
IASIS Healthcare Corp., 13.0%, 10/15/2009	1,030,000	1,071,200
Insight Health Services, Series B, 9.875%, 11/1/2011	205,000	205,000
Magellan Health Services, Inc., 9.0%, 2/15/2008	735,000	301,350
Mariner Post-Acute Network, Inc., Series B, Step-up Coupon, 0% to 11/1/2002, 10.5% to 11/1/2007*	510,000	2,550
Omnicare, Inc., Series B, 8.125%, 3/15/2011	140,000	144,550
Res-Care, Inc., 10.625%, 11/15/2008	50,000	44,750
Sybron Dental Specialties, Inc., 8.125%, 6/15/2012	70,000	68,250
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	620,000	632,400
		4,039,979
Industrials 19.5%
Allied Waste North America, Inc.:
7.625%, 1/1/2006	1,035,000	952,200
8.5%, 12/1/2008	320,000	292,800
10.0%, 8/1/2009	345,000	310,500
Avis Group Holdings, Inc., 11.0%, 5/1/2009	1,575,000	1,638,000
Berry Plastics Corp., 10.75%, 7/15/2012	530,000	533,975
Buckeye Technologies, Inc.:
8.25%, 12/15/2005	270,000	226,800
9.25%, 9/15/2008	50,000	41,000
Coinmach Corp., 9.0%, 2/1/2010	580,000	580,725
Collins & Aikman Floor Cover, 9.75%, 2/15/2010	1,000,000	1,011,250
Collins & Aikman Products:
10.75%, 12/31/2011	100,000	98,750
11.5%, 4/15/2006	305,000	276,025
Congoleum Corp., 8.625%, 8/1/2008	365,000	295,650
CP Ships Ltd., 10.375%, 7/15/2012	430,000	435,375
CSK Auto, Inc., 12.0%, 6/15/2006	110,000	116,738
Dana Corp.:
9.0%, 8/15/2011	160,000	153,600
10.125%, 3/15/2010	100,000	98,000
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	1,000,000	890,000
Delco Remy International, Inc., 10.625%, 8/1/2006	230,000	151,800
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,500,000	150
Equistar Chemicals LP:
8.75%, 2/15/2009	1,435,000	1,241,269
10.125%, 9/1/2008	565,000	515,563
Fairchild Corp., 10.75%, 4/15/2009	450,000	434,250
Ferro Corp., 9.125%, 1/1/2009	150,000	161,169
Flowserve Corp., 12.25%, 8/15/2010	241,000	257,870
Fort James Corp., 6.875%, 9/15/2007	325,000	280,373
Golden State Petroleum Transportation, 8.04%, 2/1/2019	40,000	36,743
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	610,000	551,136
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009*	1,080,000	5,400
Grove Investors, Inc., 14.5%, 5/1/2010*	153,146	0
GS Technologies:
12.0%, 9/1/2004*	746,273	89,553
12.25%, 10/1/2005*	370,000	16,650
Hayes Lemmerz International, Inc., 11.875%, 6/15/2006*	410,000	307,500
Hercules, Inc., 11.125%, 11/15/2007	275,000	297,000
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	680,000	663,000
ISP Holdings, Inc., 10.625%, 12/15/2009	420,000	375,900
Kansas City Southern Railway:
7.5%, 6/15/2009	405,000	407,025
9.5%, 10/1/2008	250,000	268,750
Knoll, Inc., 10.875%, 3/15/2006	214,000	207,580
Louisiana Pacific Corp., 10.875%, 11/15/2008	240,000	250,800
Lyondell Chemical Co., 9.5%, 12/15/2008	925,000	844,063
Metaldyne Corp., 11.0%, 6/15/2012	215,000	197,800
Millennium America, Inc.:
7.0%, 11/15/2006	205,000	194,750
7.625%, 11/15/2026	55,000	44,825
9.25%, 6/15/2008	2,200,000	2,255,000
Motors and Gears, Inc., 10.75%, 11/15/2006	285,000	267,900
Navistar International Corp., 9.375%, 6/1/2006	200,000	203,000
Owens-Brockway, 8.875%, 2/15/2009	945,000	935,550
Petroleum Helicopters, Inc., Series B, 9.375%, 5/1/2009	80,000	81,200
Phelps Dodge Corp., 8.75%, 6/1/2011	90,000	94,894
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	320,000	3,200
Resolution Performance Products LLC, 13.5%, 11/15/2010	105,000	116,550
Samsonite Corp., 10.75%, 6/15/2008	580,000	469,800
Service Corp. International, 6.0%, 12/15/2005	910,000	778,050
Standard Pacific Corp., 8.5%, 4/1/2009	200,000	195,000
Terex Corp., 8.875%, 4/1/2008	955,000	926,350
Terra Capital, Inc., 12.875%, 10/15/2008	125,000	126,250
United Rentals, Inc., 10.75%, 4/15/2008	430,000	438,600
Venture Holdings, Series B, 9.5%, 7/1/2005	50,000	30,000
WCI Communities, Inc., 10.625%, 2/15/2011	900,000	900,000
Xerox Corp.:
5.5%, 11/15/2003	315,000	270,900
9.75%, 1/15/2009	655,000	527,275
		24,371,826
Information Technology 1.0%
Amkor Technology, Inc., 9.25%, 5/1/2006	190,000	155,800
Seagate Technology Holdings, 8.0%, 5/15/2009	550,000	533,500
Solectron Corp., 9.625%, 2/15/2009	590,000	525,100
		1,214,400
Materials 6.1%
Dayton Superior Corp., 13.0%, 6/15/2009	105,000	100,800
Dimac Corp., 12.5%, 10/1/2008*	120,000	1,200
Georgia-Pacific Corp.:
7.5%, 5/15/2006	395,000	349,529
8.125%, 5/15/2011	590,000	513,791
Greif Brothers Corp., 8.875%, 8/1/2012	405,000	402,469
KB Home, 8.625%, 12/15/2008	280,000	274,400
Lennar Corp., 9.95%, 5/1/2010	815,000	880,200
Lyondell Chemical Co., Series B, 9.875%, 5/1/2007	50,000	46,875
Metals USA, Inc., 8.625%, 2/15/2008*	885,000	265,500
MMI Products, Inc., Series B, 11.25%, 4/15/2007	820,000	815,900
Oregon Steel Mills, Inc.:
10.0%, 7/15/2009	110,000	111,650
11.0%, 6/15/2003	195,000	196,219
Republic Technologies International LLC, 13.75%, 7/15/2009*	2,260,000	146,900
Riverwood International Corp., 10.875%, 4/1/2008	1,230,000	1,263,825
Schuler Homes, Inc.:
9.375%, 7/15/2009	50,000	50,250
10.5%, 7/15/2011	335,000	337,513
Stone Container Corp., 9.75%, 2/1/2011	715,000	757,900
Toll Corp., 8.125%, 2/1/2009	1,100,000	1,083,500
		7,598,421
Telecommunication Services 7.7%
Allegiance Telecom, Inc., Series B, Step-up Coupon, 0% to 2/15/2003, 11.75% to 2/15/2008	760,000	83,600
American Tower Corp., 9.375%, 2/1/2009	840,000	445,200
Avaya, Inc., 11.125%, 4/1/2009	625,000	400,000
Celcaribe SA, 14.5%, 3/15/2004	595,000	357,000
Century Communications Corp.:
8.375%, 11/15/2017*	750,000	146,250
8.75%, 10/1/2007*	125,000	24,375
9.5%, 3/1/2005*	90,000	17,550
Crown Castle International Corp.:
9.375%, 8/1/2011	200,000	127,000
Step-up Coupon, 0% to 11/15/2002, 10.625% to 11/15/2007	1,100,000	748,000
FairPoint Communications, Inc.:
Series B, 9.5%, 5/1/2008	65,000	50,700
12.5%, 5/1/2010	690,000	614,100
ICG Holdings, Inc., 13.5%, 9/15/2005*	1,500,000	22,500
Impsat Corp., 12.375%, 6/15/2008*	900,000	27,000
Level 3 Communications, Inc., 11.0%, 3/15/2008	525,000	325,500
MGC Communications, Inc., 13.0%, 10/1/2004	310,000	124,000
Motorola, Inc.:
7.625%, 11/15/2010	220,000	204,616
8.0%, 11/1/2011	155,000	144,802
Nextel Communications, Inc., 9.5%, 2/1/2011	1,575,000	1,021,781
Price Communications Wireless, 9.125%, 12/15/2006	1,500,000	1,567,500
Qwest Capital Funding, Inc.:
7.0%, 8/3/2009	740,000	288,600
7.625%, 8/2/2021	265,000	94,075
Qwest Corp., 5.625%, 11/15/2008	735,000	536,550
Rural Cellular Corp., 9.75%, 1/15/2010	265,000	145,750
SBA Communications Corp., Step-up Coupon, 0% to 3/1/2003, 12.0% to 3/1/2008	510,000	263,925
Spectrasite Holdings, Inc., Step-up Coupon, 0% to 7/15/2003, 12.0% to 7/15/2008	750,000	202,500
Sprint Capital Corp., 6.125%, 11/15/2008	315,000	224,935
Telecorp PCS, Inc., Step-up-Coupon, 0% to 4/15/2004, 11.625% to 4/15/2009	702,000	500,175
Tritel PCS, Inc., Step-up Coupon, 0% to 5/15/2004, 12.75% to 5/15/2009	616,000	449,680
TSI Telecommunication Services, Inc., 12.75%, 2/1/2009	125,000	118,750
U.S. Unwired, Inc., Series B, Step-up Coupon, 0% to 11/1/2004, 13.375% to 11/1/2009	160,000	44,000
U.S. West Communications, Inc., 7.25%, 9/15/2025	355,000	243,175
WorldCom, Inc.:
6.95%, 8/15/2028*	275,000	35,063
8.25%, 5/15/2031*	80,000	10,200
XO Communications, Inc., Step-up Coupon, 0% to 4/15/2003, 9.45% to 4/15/2008*	1,640,000	16,400
		9,625,252
Utilities 1.9%
AES Corp., 9.375%, 9/15/2010	625,000	243,750
Calpine Corp.:
7.75%, 4/15/2009	630,000	315,000
7.875%, 4/1/2008	180,000	90,000
8.25%, 8/15/2005	370,000	201,650
8.5%, 2/15/2011	275,000	140,250
8.625%, 8/15/2010	110,000	55,000
CMS Energy Corp.:
7.5%, 1/15/2009	235,000	148,050
8.5%, 4/15/2011	435,000	282,750
NRG Energy, Inc., 8.25%, 9/15/2010	100,000	18,000
Southwestern Public Service Co.:
Series B, 5.125%, 11/1/2006	65,000	51,464
Series A, 6.2%, 3/1/2009	80,000	64,800
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	205,000	200,900
Western Resources, Inc.:
7.875%, 5/1/2007	390,000	366,777
9.75%, 5/1/2007	200,000	180,978
		2,359,369
Total Corporate Bonds (Cost $120,478,695)		99,220,796
Foreign Bonds - U.S.$ Denominated 13.2%
Antenna TV SA, 9.75%, 7/1/2008	130,000	105,461
Bluewater Finance Ltd., 10.25%, 2/15/2012	290,000	282,025
British Sky Broadcasting PLC, 6.875%, 2/23/2009	555,000	506,143
Call-Net Enterprises, Inc., 10.625%, 12/31/2008	177,586	31,965
Calpine Canada Energy Finance, 8.5%, 5/1/2008	1,245,000	647,400
Central European Media Enterprises Ltd., 9.375%, 8/15/2004	130,000	93,925
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	1,550,000	1,333,000
Conproca SA, 12.0%, 6/16/2010	210,000	242,550
Corp Durango SA, 13.75%, 7/15/2009	395,000	335,750
Dolphin Telecom PLC, Series B, Step-up-Coupon, 0% to 5/15/2004, 14% to 5/15/2009*	1,000,000	100
Euramax International PLC, 11.25%, 10/1/2006	1,055,000	1,060,275
Fage Dairy Industry SA, 9.0%, 2/1/2007	130,000	122,200
Federative Republic of Brazil C Bond, 8.0%, 4/15/2014	86,199	44,392
Global Crossing Holdings Ltd.:
8.7%, 8/1/2007*	690,000	6,900
9.125%, 11/15/2006*	40,000	400
Global Telesystems, Inc.:
10.875%, 6/15/2008*	110,000	11
11.5%, 12/15/2007*	330,000	33
Gruma SA de CV, 7.625%, 10/15/2007	140,000	130,200
Grupo Iusacell SA De CV, 14.25%, 12/1/2006	695,000	278,000
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	450,000	436,500
Innova S de R.L., 12.875%, 4/1/2007	455,000	354,900
Methanex Corp., 8.75%, 8/15/2012	425,000	429,250
MetroNet Communications Corp.:
Step-up Coupon, 0% to 11/1/2002, 10.75% to 11/1/2007	1,525,000	144,875
Step-up Coupon, 0% to 6/15/2003, 9.95% to 6/15/2008	1,120,000	103,600
Millicom International Cellular SA, 13.5%, 6/1/2006	1,115,000	390,250
Ocean Rig Norway AS, 10.25%, 6/1/2008	285,000	253,650
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	580,000	214,600
PTC International Finance BV, 10.75%, 7/1/2007	1,195,000	1,192,013
Rogers Cantel, Inc., 9.75%, 6/1/2016	640,000	384,000
Royal Caribbean Cruises Ltd.:
6.75%, 3/15/2008	150,000	128,625
8.75%, 2/2/2011	1,020,000	940,950
Stagecoach Holdings PLC, 8.625%, 11/15/2009	765,000	685,355
Star Choice Communications, Inc., 13.0%, 12/15/2005	1,000,000	1,041,250
Stena AB, 8.75%, 6/15/2007	220,000	207,900
TeleWest Communications PLC:
11.0%, 10/1/2007	595,000	119,000
Step-up Coupon, 0.0% to 4/15/2004, 9.25% to 4/15/2009	1,320,000	184,800
TFM SA de CV:
10.25%, 6/15/2007	765,000	719,100
11.75%, 6/15/2009	140,000	133,000
12.5%, 6/15/2012	575,000	554,875
Tyco International Group SA:
5.8%, 8/1/2006	175,000	135,625
6.125%, 11/1/2008	1,060,000	800,300
6.125%, 1/15/2009	945,000	711,113
6.375%, 10/15/2011	905,000	674,225
Vicap SA, 11.375%, 5/15/2007	290,000	255,200
Yell Finance BV, Step-up Coupon, 0.0% to 8/1/2006, 13.5% to 8/1/2011	50,000	30,500
Total Foreign Bonds - U.S.$ Denominated (Cost $23,855,573)		16,446,186

Convertible Bonds 0.3%
Consumer Discretionary 0.2%
Tower Auto Group, 5.0%, 8/1/2004*	300,000	267,375
Consumer Staples 0.1%
DIMON, Inc., 6.25%, 3/31/2007	150,000	128,250
Total Convertible Bonds (Cost $392,532)		395,625

	Shares	Value ($)
Common Stocks 1.2%
Boca Resorts, Inc.*	40,000	486,800
Cablevision Systems Corp. "A"*	8,500	69,105
Call-Net Enterprises, Inc. "B"*	8,534	2,390
EchoStar Communications Corp. "A"*	18,000	293,580
Grove Investors, Inc.*	555	1,998
Hasbro, Inc.	35,000	428,750
MEDIQ, Inc.*	921	4,000
Metal Management, Inc.*	39,878	144,558
National Vision, Inc.*	51,208	56,841
Smurfit-Stone Container Corp.*	5,000	72,100
Song Networks Holdings AB (ADR)*	1,761	273
Viatel, Inc.*	6,136	184
Waxman Industries, Inc.*	1,800	11,160
Total Common Stocks (Cost $3,854,440)		1,571,739

Warrants 0.0%
American Banknote Corp.*	100	0
DeCrane Aircraft Holdings, Inc.*	1,230	12
Globalstar LP*	1,000	0
Grove Investors, Inc.*	154	2,518
Grove Investors, Inc.*	154	2,518
KMC Telecom Holdings, Inc.*	160	0
McLeodUSA, Inc.*	6,501	1,105
Ono Finance PLC*	1,360	170
Orbital Imaging*	700	0
Republic Technologies International LLC*	2,260	23
Stage Stores, Inc.*	2,156	30,723
Total Warrants (Cost $104,674)		37,069

Preferred Stocks 0.2%
Day International Group, Inc., PIK	829	174,006
Dobson Communications Corp., PIK	226	67,800
Total Preferred Stocks (Cost $948,328)		241,806

Convertible Preferred Stocks 0.0%
McLeodUSA, Inc.*	2,933	10,705
World Access, Inc. "D"*	790	0
Total Convertible Preferred Stocks (Cost $1,666,864)		10,705

Other 0.1%
Putnam Managed High Yield Trust	9,000	69,210
SpinCycle, Inc.*	9,167(b)	22,400
SpinCycle, Inc. "F"*	64(b)	3
Total Other (Cost $113,416)		91,613
	Principal Amount ($)	Value ($)
Asset Backed 0.8%
Golden Tree High Yield Opportunities LP "D1", Series 1, 13.054%, 10/31/2007 (Cost $1,000,000)	1,000,000	1,021,500

U.S. Treasury Obligations 1.5%
U.S. Treasury Bond, 13.875%, 5/15/2011 (Cost $1,774,373)	1,340,000	1,844,280
	Shares	Value ($)
Cash Equivalents 3.3%
Scudder Cash Management QP Trust, 1.88% (c) (Cost $4,073,562)	4,073,562	4,073,562
Total Investment Portfolio - 100.0% (Cost $158,262,457) (a)		124,954,881

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $158,930,990. At July 31, 2002, net unrealized depreciation for all securities based on tax cost was $33,976,109. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,632,353 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,608,462.
(b) Represents number of units.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

PIK denotes that interest or dividend is paid in kind.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $158,262,457)	$ 124,954,881
Cash	10,000
Foreign currency, at value (cost $101,669)	101,342
Receivable for investments sold	2,806,281
Dividends receivable	1,662
Interest receivable	3,291,249
Receivable for Fund shares sold	32,975
Unrealized appreciation on forward foreign currency exchange contracts	576
Other receivable	28,429
Total assets	131,227,395
Liabilities
Payable for investments purchased	2,999,169
Payable for Fund shares redeemed	157,350
Accrued management fee	68,592
Other accrued expenses and payables	45,705
Total liabilities	3,270,816
Net assets, at value	$ 127,956,579
Net Assets
Net assets consist of:
Accumulated distributions in excess of net investment income	(546,525)
Net unrealized appreciation (depreciation) on: Investments	(33,307,576)
Foreign currency related transactions	2,215
Accumulated net realized gain (loss)	(49,638,662)
Paid-in capital	211,447,127
Net assets, at value	$ 127,956,579

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share(a) ($11,718,459 / 1,464,243 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.00
Class S Net Asset Value, offering and redemption price(a) per share ($99,041,417 / 12,436,784 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.96
Class A Net Asset Value and redemption price per share ($6,726,906 / 844,473 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.97
Maximum offering price per share (100 / 95.5 of $7.97)	$ 8.35
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($8,501,291 / 1,067,500 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.96
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,968,506 / 247,087 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.97

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended July 31, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 28,863
Interest (net of foreign taxes withheld of $585)	7,163,853
Total Income	7,192,716
Expenses: Management fee	429,901
Administrative fee	208,150
Distribution service fees	65,493
Trustees' fees and expenses	9,155
Total expenses, before expense reductions	712,699
Expense reductions	(173)
Total expenses, after expense reductions	712,526
Net investment income	6,480,190
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(8,001,613)
Futures	(274,116)
Foreign currency related transactions	(244)
(8,275,973)
Net unrealized appreciation (depreciation) during the period on: Investments	(8,108,771)
Futures	29,653
Foreign currency related transactions	2,215
(8,076,903)
Net gain (loss) on investment transactions	(16,352,876)
Net increase (decrease) in net assets resulting from operations	$ (9,872,686)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended July 31, 2002 (Unaudited)	Year Ended January 31, 2002
Operations: Net investment income	$ 6,480,190	$ 13,131,580
Net realized gain (loss) on investment transactions	(8,275,973)	(12,334,013)
Net unrealized appreciation (depreciation) on investment transactions during the period	(8,076,903)	(3,718,344)
Net increase (decrease) in net assets resulting from operations	(9,872,686)	(2,920,777)
Distributions to shareholders from: Net investment income: Class AARP	(605,513)	(762,322)
Class S	(5,548,387)	(11,796,521)
Class A	(368,689)	(452,116)
Class B	(410,608)	(476,251)
Class C	(93,518)	(104,254)
Fund share transactions: Proceeds from shares sold	24,403,575	55,836,725
Net assets acquired in tax-free reorganization	-	19,242,831
Reinvestment of distributions	4,451,429	8,549,584
Cost of shares redeemed	(32,291,300)	(48,656,130)
Redemption fees	54,062	89,633
Net increase (decrease) in net assets from Fund share transactions	(3,382,234)	35,062,643
Increase (decrease) in net assets	(20,281,635)	18,550,402
Net assets at beginning of period	148,238,214	129,687,812
Net assets at end of period (including accumulated distributions in excess of net investment income of $546,525 at July 31, 2002)	$ 127,956,579	$ 148,238,214

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 9.48
Income (loss) from investment operations: Net investment income[c]	.35	.52
Net realized and unrealized gain (loss) on investment transactions	(.95)	(.51)
Total from investment operations	(.60)	.01
Less distributions from: Net investment income	(.42)	(.51)
Redemption fees	-***	.01
Net asset value, end of period	$ 7.97	$ 8.99
Total Return (%)[d]	(7.07)**	.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	9
Ratio of expenses (%)	1.12*	1.23*
Ratio of net investment income (%)	8.91*	9.24*
Portfolio turnover rate (%)	125*	61
[a] For the six months ended July 31, 2002 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class A shares) to January 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 9.48
Income (loss) from investment operations: Net investment income[c]	.32	.47
Net realized and unrealized gain (loss) on investment transactions	(.96)	(.50)
Total from investment operations	(.64)	(.03)
Less distributions from: Net investment income	(.39)	(.47)
Redemption fees	-***	.01
Net asset value, end of period	$ 7.96	$ 8.99
Total Return (%)[d]	(7.45)**	(.17)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	9
Ratio of expenses (%)	1.92*	2.03*
Ratio of net investment income (%)	8.11*	8.44*
Portfolio turnover rate (%)	125*	61
[a] For the six months ended July 31, 2002 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class B shares) to January 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 9.48
Income (loss) from investment operations: Net investment income[c]	.32	.47
Net realized and unrealized gain (loss) on investment transactions	(.95)	(.50)
Total from investment operations	(.63)	(.03)
Less distributions from: Net investment income	(.39)	(.47)
Redemption fees	-***	.01
Net asset value, end of period	$ 7.97	$ 8.99
Total Return (%)[d]	(7.44)**	(.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2
Ratio of expenses (%)	1.88*	2.00*
Ratio of net investment income (%)	8.15*	8.47*
Portfolio turnover rate (%)	125*	61
[a] For the six months ended July 31, 2002 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class C shares) to January 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder High-Yield Opportunity Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment transactions.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or to sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $31,609,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007 ($1,674,000), January 31, 2008 ($5,108,000), January 31, 2009 ($11,219,000) and January 31, 2010 ($13,608,000), the respective expiration dates, whichever occurs first.

In addition, the Fund inherited approximately $4,870,000 of capital losses from its merger with Kemper High Yield Opportunity Fund (Note I), which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007 ($274,000), January 31, 2008 ($1,991,000) and January 31, 2009 ($2,605,000), the respective expiration dates, whichever occurs first, subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2001 through January 31, 2002, the Fund incurred approximately $3,680,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2003.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2002, the Fund's components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ 36,479,000
Unrealized appreciation (depreciation) on investments	$ (26,225,729)

In addition, during the year ended January 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 13,591,464

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended July 31, 2002, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $77,001,165 and $67,861,303, respectively. Purchases and sales of U.S. Treasury securities aggregated $8,173,344 and $24,934,822, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets, 0.575% of the next $500,000,000 of such net assets, 0.55% of the next $500,000,000 of such net assets, 0.525% of the next $500,000,000 of such net assets, 0.50% of the next $1,000,000,000 of such net assets and 0.475% of such assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended July 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.60% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.325%, 0.375% and 0.350% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e. custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended July 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at July 31, 2002
Class AARP	$ 18,211	$ 2,981
Class S	168,168	25,164
Class A	12,471	1,703
Class B	17,400	2,555
Class C	3,663	572
	$ 219,913	$ 32,975

In addition, the Administrative Fee expense on the Statement of Operations was reduced by $11,763 due to ordinary changes in estimates of expenses.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For six months ended July 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2002
Class B	$ 34,800	$ 5,881
Class C	7,850	1,381
	$ 42,650	$ 7,262

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For six months ended July 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2002	Effective Rate
Class A	$ 8,987	$ 2,607.23%
Class B	11,239	2,332.24%
Class C	2,617	522.25%
	$ 22,843	$ 5,461

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended July 31, 2002 aggregated $941.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended July 31, 2002, the CDSC for Class B and Class C shares aggregated $10,042 and $12, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended July 31, 2002, totaled $27,861 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Forward Foreign Currency Commitments

As of July 31, 2002, the Fund had entered into the following forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation)
Euro	108,333	USD	106,058	10/25/2002	$ 576

E. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in U.S. Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

F. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended July 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $173 for custodian credits earned.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six months ended July 31, 2002		Year ended January 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	608,805	$ 5,306,199	1,310,917	$ 12,552,924
Class S	1,684,897	14,904,753	3,884,282	36,953,164
Class A	300,612	2,685,563	456,706*	4,163,790*
Class B	132,115	1,173,092	158,431*	1,458,824*
Class C	37,865	333,968	75,607*	708,023*
		$ 24,403,575		$ 55,836,725
Shares issued in tax-free reorganization
Class A	-	$ -	854,964	$ 8,104,911
Class B	-	-	990,001	9,384,780
Class C	-	-	184,940	1,753,140
		$ -		$ 19,242,831
Shares issued to shareholders in reinvestment of distributions
Class AARP	42,249	$ 367,433	52,772	$ 490,292
Class S	406,874	3,527,400	792,978	7,437,639
Class A	28,225	244,849	27,951*	254,511*
Class B	28,236	244,587	32,593*	296,798*
Class C	7,770	67,160	7,737*	70,344*
		$ 4,451,429		$ 8,549,584
Shares redeemed
Class AARP	(404,641)	$ (3,457,465)	(378,816)	$ (3,492,127)
Class S	(2,660,171)	(23,279,389)	(4,259,896)	(40,239,643)
Class A	(474,257)	(4,231,678)	(349,728)*	(3,202,117)*
Class B	(126,766)	(1,107,620)	(147,110)*	(1,347,053)*
Class C	(25,430)	(215,148)	(41,402)*	(375,190)*
		$ (32,291,300)		$ (48,656,130)
Redemption fees
Class AARP	-	$ 36,995	-	$ 26,207
Class S	-	17,067	-	63,426
		$ 54,062		$ 89,633
Net increase (decrease)
Class AARP	246,413	$ 2,253,162	984,873	$ 9,577,296
Class S	(568,400)	(4,830,169)	417,364	4,214,586
Class A	(145,420)	(1,301,266)	989,893*	9,321,095*
Class B	33,585	310,059	1,033,915*	9,793,349*
Class C	20,205	185,980	226,882*	2,156,317*
		$ (3,382,234)		$ 35,062,643

* For the period from June 25, 2001 (commencement of sales of Class A, B and C shares) to January 31, 2002.

I. Acquisition of Assets

On June 22, 2001, the Fund acquired all of the net assets of Kemper High Yield Opportunity Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 854,964 Class A shares, 990,001 Class B shares and 184,940 Class C shares of the Fund, respectively, for 1,324,573 Class A shares, 1,530,530 Class B shares and 288,219 Class C shares of the Kemper High Yield Opportunity Fund, respectively, outstanding on June 22, 2001. Kemper High Yield Opportunity Fund's net assets at that date ($19,242,831), including $6,314,973 of net unrealized depreciation as adjusted for the cumulative effect of recognizing premium amortization through June 22, 2001, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $127,986,484. The combined net assets of the Fund immediately following the acquisition were $147,229,315.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder High Yield Opportunity Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
10,608,106	440,970	218,407

Investment Products and Services

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Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02109
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

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